UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Netopia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	94-3033136
(State of incorporation or organization)	(IRS Employer Identification No.)

6001 Shellmound Street, 4th Floor

Emeryville, California 94608

(Address of principal executive offices, including zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:	Name of each exchange on which each class is to be registered:
Common Stock, par value $0.001 per Share	The NASDAQ Stock Market LLC.

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Securities Act registration statement file number to which this form relates:

None

Securities to be registered pursuant to Section 12(g) of the Act:

None

Item 1. Description of Registrant’s Securities to be Registered.

The rights of Netopia’s Common Stock, par value $0.001 per share are described in Netopia’s Amended and Restated Certificate of Incorporation.

Item 2. Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation, incorporated by reference to Registration Statement on Form S-1 (No. 333-3868)
3.2	Bylaws, incorporated by reference to Registration Statement on Form S-1 (No. 333-3868)
3.3	Certificate of Ownership and Merger (Corporate Name Change), incorporated by reference to Annual Report on Form 10-K for fiscal year ended September 30, 1997 (File No. 000-28450)
4.1	Reference is made to Exhibits 3.1, 3.2 and 3.3

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

NETOPIA, INC.

By:	/s/ Charles Constanti
Charles Constanti Vice President & Chief Financial Officer

Date: August 10, 2006

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